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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Stockholders and Board of Directors of ITEQ, Inc.

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports related to the separate financial statements of Ohmstede, Inc. dated December 13, 1996 for the year ended March 31, 1996, included in ITEQ, Inc.'s Form 8-K/A dated February 3, 1997.

                                            /s/  MELTON & MELTON L.L.P.

Houston, Texas
September 17, 1997